UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2017

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of SEACOR Holdings Inc. (the "Company"), held on September 7, 2017 (the "2017 Annual Meeting"), the Company's stockholders voted on proposals to: (i) elect directors to the Board, (ii) approve the compensation of executives, as disclosed in the proxy statement for such meeting, on a non-binding advisory basis, (iii) determine the frequency of future advisory votes to approve the compensation of executives, on a non-binding advisory basis and (iv) ratify the appointment of Grant Thornton, LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2017.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director's successor has been duly elected and qualified (or the director's earlier resignation, death or removal).  The proposal to approve the compensation of executives, as disclosed in the Company's proxy statement, through an advisory resolution was approved. A frequency of one year for future advisory votes on executive compensation received the greatest number of votes cast in this matter. The appointment of the Company's independent registered accounting firm for the fiscal year ending December 31, 2017, was ratified.

As indicated above, the Company’s stockholders cast the highest number of votes for voting on an annual basis, compared to every two or three years, with regard to the nonbinding advisory vote regarding the frequency of future advisory votes on named executive officer compensation. In accordance with this result and its previous recommendation (as set forth in the definitive proxy statement for the Annual Meeting filed with the SEC on July 28, 2017), the Board of Directors determined that the Company will hold annual nonbinding advisory votes on named executive officer compensation until the next required vote on the frequency of future advisory votes on named executive officer compensation.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company's independent inspector of election reported the final vote of the stockholders as follows:

Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Fabrikant	15,355,859	781,757	764,828
David R. Berz	15,903,924	233,692	764,828
Pierre de Demandolx	15,443,488	694,128	764,828
Oivind Lorentzen	13,934,487	2,203,129	764,828
David M. Schizer	15,441,014	696,602	764,828

Approval of Compensation of Executives

(Non-Binding Advisory Resolution)

Votes For	Votes Against	Abstain	Broker Non-Votes
15,659,015	469,874	8,727	764,828

Frequency of Future Votes to Approve Compensation of Executives

(Non-Binding Advisory Resolution)

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13,147,888	8,540	2,977,086	4,102	764,828

Ratification of Grant Thornton LLP as the Company's Independent Registered Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
16,877,845	20,596	4,002	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By:	/s/ William C. Long
Name:	William C. Long
Title:	Executive Vice President
Chief Legal Officer and Corporate Secretary

Date:  September 8, 2017